                                                                    Exhibit 10.8

                                 THIRD AMENDMENT

            THIS THIRD AMENDMENT to the License Agreement dated July 2, 2002
(the "Agreement") by and between NAMCO HOMETEK INC. ("NAMCO") and MAJESCO SALES
INC. ("Licensee") is entered into as of December 18, 2003.

            WHEREAS, NAMCO has licensed the Licensee the right to distribute and sell video games known as "Namco Museum" and "Pac-Man Collection" (the "Licensed
Materials") for play on the Nintendo Game Boy Advance handheld video game system; and

            WHEREAS, NAMCO and Licensee agree to modify the Agreement as set forth below.

            NOW. THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, NAMCO and
Licensee agree to this Third Amendment of the Agreement as follows:

1.   Delete Paragraph 1(d) "Term" in its entirety and replace with new Paragraph
     1(d) "Term" as follows: "The extended term of the license hereby granted shall commence as of January 1, 2004 and shall continue until December 31,
     2004, unless terminated sooner as provided herein."

2.   Delete Paragraph 1(e) "Guaranteed License Fee" in its entirety and replace with new Paragraph 1(e) "Minimum Purchase Guarantee" as follows: "Licensee agrees to purchase from NAMCO a combined minimum of (****) finished units of the Licensed Products during the Term set forth in this Third Amendment with no less than (****) finished units ordered of either Namco Museum or
     Pat-Man Collection."

3.   Delete Paragraph 1(f) "Royalty Rate" in its entirety and replace with new
     Paragraph 1(f) "Licensed Product Purchase Price; Credit Terms" as follows:
     "Licensee agrees to order and purchase the Licensed Products from NAMCO as a cost of (****) per unit of finished Licensed Product where such units are sold by Licensee at (****) per unit wholesale selling price ("WSP").
     Notwithstanding the foregoing, Licensee shall be permitted to sell up to
     (****) of the units of Licensed Product ordered during the Term at a WSP exceeding (****) per unit provided that any units of Licensed Product sold at a (****) WSP above the (****) maximum sales limit shall require Licensee to pay (****) of Licensed Product revenues exceeding (****) to NAMCO. By example, Licensee's WSP of units of the Licensed Product at (****), where such sales exceed (****) of the total units of Licensed Products sold during the term, shall require Licensee to remit to NAMCO (****) per unit of Licensed Product sold. Said report and remittance shall occur no later than thirty (30) days after the end of the month in each calendar quarter where a division of revenues is required. Licensee further acknowledges that credit terms for all orders of Licensed Products during the Term shall be cash in advance or letter of credit in effect at the time of said orders. All prices are FOB factory in Hayward, California

4.   Delete the word "manufacture" from Paragraph 2 of the Agreement. Except as otherwise expressly set forth herein, Paragraph 2 of the Agreement shall remain unchanged.

* Confidential portion omitted and filed separately with the Securities Exchange
  Commission.

5.   Delete the word "manufacturing" and "manufactured" from Paragraphs 7, 8 and
     9 of the Agreement. Except as otherwise expressly set forth herein,
     Paragraphs 7, 8 and 9 of the Agreement shall remain unchanged.

6.   Except as otherwise expressly set forth above, the Agreement shall remain unchanged.

            IN WITNESS WHEREOF, the parties hereby agree to the terms and conditions of this Third Amendment to the Agreement as of the date first written above,

NAMCO HOMETEK INC.                        MAJESCO SALES, INC.

By:                                       By:
   ------------------------------            ------------------------------

Printed Name:                             Printed Name:
             --------------------                      --------------------

Title:                                    Title:
      ---------------------------               ---------------------------

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